UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2023, Jesse A. Lynn, a member of the Board of Directors (the “Board”) of FirstEnergy Corp. (the “Company”), provided notice to the Company that he would not stand for re-election as a member of the Board at the Company’s 2023 annual meeting of shareholders (the “Annual Meeting”). Mr. Lynn’s service as a member of the Board ended upon the completion of the Annual Meeting. Mr. Lynn’s decision not to stand for re-election is due to his desire to reduce his number of board commitments and is not due to any disagreements with the Company’s operations, policies or procedures.

Also, on May 24, 2023, at the recommendation of the Corporate Governance, Corporate Responsibility and Political Oversight Committee, the Board appointed Mr. Brian X. Tierney as a director of the Company, effective June 1, 2023. Mr. Tierney has been appointed to serve for a term expiring at the Company’s 2024 Annual Meeting of Shareholders and until his successor shall have been elected. Mr. Tierney will not receive any additional compensation in his role as a director of the Company.

As previously disclosed, on March 22, 2023, the Board appointed Mr. Tierney, 55, to the position of President and Chief Executive Officer of the Company, effective as of June 1, 2023. Mr. Tierney served as Senior Managing Director and Global Head of Infrastructure Operations and Asset Management at Blackstone Inc. (“Blackstone”) where he led the team that partners with executives of Blackstone Infrastructure’s portfolio companies to create and accelerate value. Prior to joining Blackstone in July 2021, Mr. Tierney spent 23 years with American Electric Power Company Inc. (“AEP”), having served most recently as the Executive Vice President of Strategy in 2021. In that role he had responsibility for AEP’s corporate strategy as well as its operational and performance management function. From 2009 to 2020, he served as the Executive Vice President and Chief Financial Officer of AEP. In that role, in addition to traditional finance and accounting activities, he was also responsible for strategy, procurement, supply chain, and fleet operations.

As previously disclosed, the Company expects to enter into a Director and Officer Indemnification Agreement with Mr. Tierney prior to June 1, 2023, substantially in the form of the Director and Officer Indemnification Agreement previously filed with the SEC on May 16, 2018 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders in a virtual format on May 24, 2023. Reference is made to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2023 for more information regarding the items set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Item 1 – The following persons were elected to the Company’s Board for a term expiring at the Annual Meeting of Shareholders in 2024 and until their successors shall have been elected:

	Number of Votes
Nominees	For	Against	Abstentions	Broker Non-Votes
Jana T. Croom	467,110,964	9,367,202	1,816,213	39,206,702
Steven J. Demetriou	448,189,716	28,112,723	1,991,938	39,206,704
Lisa Winston Hicks	460,033,242	16,436,729	1,824,014	39,207,096
Paul Kaleta	430,200,133	46,216,097	1,877,762	39,207,089
Sean T. Klimczak	465,054,499	11,032,218	2,207,659	39,206,705
James F. O’Neil III	442,793,643	33,492,257	2,008,478	39,206,703
John W. Somerhalder II	452,403,903	22,925,885	2,964,197	39,207,096
Andrew Teno	452,798,545	23,252,765	2,243,069	39,206,702
Leslie M. Turner	463,831,670	12,615,971	1,846,737	39,206,703
Melvin D. Williams	465,553,137	10,756,218	1,985,026	39,206,700

Item 2 – Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year. Item 2 was approved and received the following vote:

Number of Votes
For	Against	Abstentions
499,584,709	16,418,325	1,498,047

Item 3 – Approve, on an advisory basis, named executive officer compensation. Item 3 was approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
445,699,589	30,075,585	2,518,795	39,207,112

Item 4 - Approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation. Item 4 received the following vote:

Number of Votes
Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
468,727,650	1,831,498	5,522,864	2,211,955	39,207,114

Based on the results of the shareholder vote on proposal 4, and consistent with the Board’s recommendation, the Board has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

Item 5 – Approve an amendment to the Amended and Restated Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders. Item 5 was approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
470,010,425	6,523,479	1,760,067	39,207,110

Item 6 - Shareholder proposal requiring shareholder ratification of executive termination pay. Item 6 was not approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
29,121,397	446,720,587	2,452,379	39,206,718

Item 7 – Shareholder proposal requesting the formation of a new Board committee to oversee decarbonization risk. Item 7 was not approved and received the following vote.

Number of Votes
For	Against	Abstentions	Broker Non-Votes
6,874,657	466,635,712	4,783,996	39,206,716

Item 7.01 Regulation FD Disclosure.

On May 24, 2023, the Company issued a press release regarding, among other things, Mr. Tierney’s appointment, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated May 24, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, executing on our rate filing strategy, controlling costs, greenhouse gas reduction goals, improving our credit metrics, growing earnings, strengthening our balance sheet, and satisfying the conditions necessary to close the sale of additional membership interests of FirstEnergy Transmission, LLC; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including but not limited to those related to climate change; changes in customers’ demand for power, including but not limited to, economic conditions, the impact of climate change or energy efficiency and peak demand reduction mandates; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2023

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer